UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2003
                                                 -------------------------------

                             ALIGN TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                     0-32259                  94-3267295
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)

         881 Martin Avenue, Santa Clara, California                  95050
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         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (408) 470-1000
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

     Exhibit No.                             Description
     -----------        --------------------------------------------------------

       99.1 Press Release, dated October 23, 2003, reporting the results of operations for Align Technology, Inc. for its third quarter ended September 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).

ITEM 12. Results of Operations and Financial Condition

      On October 23, 2003, Align Technology, Inc. ("Align") is issuing a press release and holding a conference call regarding its financial results for the third quarter of fiscal 2003 ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. Align is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

      The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of Align, whether made before of after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under Section 11 and 12(a)(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2003                    Align Technology, INC.

                                           By: /s/ Eldon M. Bullington
                                               ---------------------------------
                                               Eldon M. Bullington
                                               Vice President of Finance and
                                               Chief Financial Officer

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                                INDEX TO EXHIBITS

      Exhibit No.                            Description
      -----------       -----------------------------------------------------

         99.1 Press Release, dated October 23, 2003, reporting the results of operations for Align's third quarter ended September 30, 2003.